                                                                    EXHIBIT 99.1

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

------------------------------------------------------------------------------------------------
Collection Period                                                     8/1/01 to 8/31/01
Determination Date                                                              9/14/01
Distribution Date                                                               9/20/01

1.   ORIGINAL, DEAL, PARAMETERS
     A.   Total Pool Balance                                                    $ 492,091,480.94
     B.   Yield Supplement Overcollateralization Amount                         $  51,194,480.94
     C.   Total Securities Balance                                              $ 440,897,000.00
     D.   Class A-1 Notes
          i.   Class A-1 Notes Balance                                          $ 108,260,000.00
          ii.  Class A-1 Notes Rate                                                       4.270%
          iii. Class A-1 Notes Accrual Basis                                          Actual/360
     E.   Class A-2 Notes
          i.   Class A-2 Notes Balance                                          $  78,243,000.00
          ii.  Class A-2 Notes Rate                                                       4.420%
          iii. Class A-2 Notes Accrual Basis                                              30/360
     F.   Class A-3 Notes
          i.   Class A-3 Notes Balance                                          $ 161,160,000.00
          ii.  Class A-3 Notes Rate                                                       4.880%
          iii. Class A-3 Notes Accrual Basis                                              30/360
     G.   Class A-4 Notes
          i.   Class A-4 Notes Balance                                          $  83,392,000.00
          ii.  Class A-4 Notes Rate                                                       5.310%
          iii. Class A-4 Notes Accrual Basis                                              30/360
     H.   Certificates
          i.   Certificates Balance                                             $   9,842,000.00
          ii.  Certificates Rate                                                          5.470%
          iii. Certificates Accrual Basis                                                 30/360
     I.   Servicing Fee Rate                                                               1.00%
     K.   Reserve Fund
          i.   Reserve Account Initial Deposit Percentage                                  2.50%
          ii.  Reserve Account Initial Deposit                                  $  12,302,287.02
     L.   Insurance Premium (Based on Total Securities Balance)                           0.165%
     M.   Number of Receivables                                                           23,243

2.   AVAILABLE FUNDS
     A.   Available Interest                                                    $     951,126.96
     B.   Available Principal
          i.   Principal Collections                                            $  10,642,355.12
          ii.  Prepayments in Full                                              $   2,209,745.36
          iii. Liquidation Proceeds                                             $     140,366.95
          iv.  Repurchases Receivables                                          $           -
                                                                                ----------------
          v.   Total Principal Collections                                      $  12,992,467.43
     C.   Reserve Fund Draw                                                     $           -
     D.   Total Available Funds                                                 $  13,943,594.39

3.   SERVICING FEE
     A.   Servicing Fee                                                         $     371,748.43
     B.   Amount Unpaid from prior months                                       $           -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
________________________________________________________________________________

Collection Period                                                                             8/1/01 to 8/31/01
Determination Date                                                                                      9/14/01
Distribution Date                                                                                       9/20/01

4.   NOTE INTEREST DISTRIBUTABLE AMOUNT
     A.   Class A-1 Notes
          i.   Total Class A-1 Notes                                                                    $    249,369.26
          ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                          $          2.30
     B.   Class A-2 Notes
          i.   Total Class A-2 Notes                                                                    $    288,195.05
          ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                                     3.68
     C.   Class A-3 Notes
          i.   Total Class A-3 Notes                                                                    $    655,384.00
          ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                          $          4.07
     D.   Class A-4 Notes
          i.   Total Class A-4 Notes                                                                    $    369,009.60
          ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                          $          4.43
     E.   Total Note Interest Distributed
          i.   Total Note Interest Distributed                                                          $  1,561,957.91
          ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)          $         14.48

5.   NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
     A.   Class A-1 Notes
          i.   Total Class A-1 Notes                                                                    $ 11,573,792.62
          ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)                          $        106.91
     B.   Class A-2 Notes
          i.   Total Class A-2 Notes                                                                    $           -
          ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)                          $           -
     C.   Class A-3 Notes
          i.   Total Class A-3 Notes                                                                    $           -
          ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)                          $           -
     D.   Class A-4 Notes
          i.   Total Class A-4 Notes                                                                    $           -
          ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)                          $           -
     E.   Total Note Principal Distributed
          i.   Total Note Principal Distributed                                                         $ 11,573,729.62
          ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)         $        106.91

6.   NOTE DISTRIBUTABLE AMOUNT
     A.   Note Principal Distributable Amount
          i.   Total Note Principal Distributed                                                         $ 11,573,729.62
          ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original Note Balance)         $        106.91
     B.   Note Interest Distributable Amount
          i.   Total Note Interest Distributed                                                          $  1,561,957.91
          ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original Note Balance)          $         14.48
     C.   Total Note Distributable Amount
          i.   Total Note Distributable Amount                                                          $ 13,135,687.53
          ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original Note Balance)          $        121.39

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------------------------------------------------------

Collection Period                                                                                   8/1/01 to 8/31/01
Determination Date                                                                                            9/14/01
Distribution Date                                                                                             9/20/01

7.   CERTIFICATE DISTRIBUTABLE AMOUNT
     A.   Certificate Interest Distributable Amount
          i.   Certificate Interest Distributed                                                               $        44,863.12
          ii.  Certificate Interest Distributed (per $1,000 of Original Certificate Balance)                  $             4.56
     B.   Certificate Principal Distributable Amount
          i.   Certificate Principal Distributed                                                              $               -
          ii.  Certificate Principal Distributed (per $1,000 of Original Certificate Balance)                 $               -
     C.   Certificate Distributable Amount
          i.   Certificate Distributable Amount                                                               $        44,863.12
          ii.  Certificate Distributable Amount (per $1,000 of Original Certificate Balance)                  $             4.56

8.   INSURANCE PAYMENT AMOUNT
     A.   Insurance Premium(s) Due
          i.   Current Amount Due                                                                             $        56,898.22
          ii.  Overdue Premiums                                                                               $               -
     B.   Unreimbursed Insurance Payments
          i.   Current Amount Due                                                                             $               -
          ii.  Accrued Interest                                                                               $               -
     C.   Total Insurance Payment Amount                                                                      $        56,898.22

9.   SUMMARY OF DISTRIBUTIONS
     A.   Available Funds                                                                                     $    13,943,594.39
     B.   Servicing Fee                                                                                       $       371,748.43
     C.   Class A-1 Distributable Amount                                                                      $    11,823,098.88
     D.   Class A-2 Distributable Amount                                                                      $       288,195.05
     E.   Class A-3 Distributable Amount                                                                      $       655,384.00
     F.   Class A-4 Distributable Amount                                                                      $       369,009.60
     G.   Certificate Distributable Amount                                                                    $        44,863.12
     H.   Insurance Payment Amount                                                                            $        56,898.22
     I.   Other Amounts Payable to the Insurer                                                                $               -
     J.   Additional Note Principal                                                                           $               -
     K.   Reserve Fund Deposit                                                                                $               -
     L.   Unpaid Subservicer Fee                                                                              $               -
     M.   Release to Seller                                                                                   $       334,397.09

10.  POOL AND SECURITIES INFORMATION                                                  Beginning of Period        End of Period
                                                                                     -------------------------------------------
     A.   Pool Balance                                                                $    446,098,013.90     $   432,739,785.31
     B.   Pool Balance (per $1,000 of Original Pool Balance)                          $            906.53     $           879.39
     C.   Number of Receivables                                                                    22,768                 22,596
     D.   Yield Supplement Overcollateralization Amount                               $     45,641,315.75     $    43,856,816.78
     E.   Aggregate Balance of Notes                                                  $    390,614,698.15     $   379,040,968.53
     F.   Class A-1 Notes Balance                                                     $     67,819,698.15     $    56,245,968.53
     G.   Class A-1 Pool Factor                                                                 0.6264520              0.5195452
     H.   Class A-2 Notes Balance                                                     $     78,243,000.00     $    78,243,000.00
     I.   Class A-2 Pool Factor                                                                 1.0000000              1.0000000
     J.   Class A-3 Notes Balance                                                     $    161,160,000.00     $   161,160,000.00
     K.   Class A-3 Pool Factor                                                                 1.0000000              1.0000000
     L.   Class A-4 Notes Balance                                                     $     83,392,000.00     $    83,392,000.00
     M.   Class A-4 Pool Factor                                                                 1.0000000              1.0000000
     N.   Certificates Balance                                                        $      9,842,000.00     $     9,842,000.00
     O.   Certificates Pool Factor                                                              1.0000000              1.0000000
     P.   Total Notes and Certificates                                                $    400,456,698.15     $   388,882,968.53

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------------------------------------------------------

Collection Period                                                                                   8/1/01 to 8/31/01
Determination Date                                                                                            9/14/01
Distribution Date                                                                                             9/20/01

11.  RECONCILIATION OF RESERVE FUND
     A.   Beginning Reserve Fund Amount                                                                       $    11,152,450.35
     B    Net Investment Earnings                                                                             $        30,768.76
     C.   Reserve Fund Draw                                                                                   $               -
     D.   Reserve Fund Required Amount                                                                        $    10,818,494.63
     E.   Reserve Fund Deficiency                                                                             $               -
     F.   Release to Seller                                                                                   $       364,724.48

12.  NET LOSSES
     A.   Net Losses for the Collection Period                                                                $       365,325.91
     B.   Cumulative Net Losses for All Periods                                                               $       536,749.78
     C.   Cumulative Net Loss Percentage                                                                                    0.11%

13.  DELINQUENT RECEIVABLES
     A.   Delinquent Receivables Count                                                           Number of Receivables
                                                                                     -------------------------------------------
          i.   31-60 Days Past Due                                                                     88                   0.39%
          ii.  61-90 Days Past Due                                                                     20                   0.09%
          iii. 91 or More Days Past Due                                                                12                   0.05%
          iv.  Total Delinquent Receivables                                                           120                   0.53%
     B.   Delinquent Receivables Principal Balance                                                 Principal Balance
                                                                                     -------------------------------------------
          i.   31-60 Days Past Due                                                    $      1,849,713.81                   0.41%
          ii.  61-90 Days Past Due                                                    $        433,007.62                   0.10%
          iii. 91 or More Days Past Due                                               $        249,954.21                   0.06%
          iv.  Total Delinquent Receivables                                           $      2,532,675.64                   0.57%
     C.   Rolling 3-Month Delinquent Rate
          i.   Delinquent Rate for Second Preceding Collection Period                                                       0.74%
          ii.  Delinquent Rate for Preceding Collection Period                                                              0.75%
          iii. Delinquent Rate for Current Collection Period                                                                0.57%
          iv.  Three Month Average                                                                                          0.69%

14.  TRIGGER EVENTS
     A.   Cumulative Net Loss Trigger Event
          i.   Cumulative Net Loss Trigger Event                                                                            0.65%
          ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                           NO
     B.   Rolling 3-Month Delinquency Rate
          i.   Rolling 3-Month Delinquency Rate Trigger                                                                     3.50%
          ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                            NO

15.  REQUIRED RESERVE FUND INCREASE EVENT
     A.   Cumulative Net Loss Percentage
          i.   Cumulative Net Loss Trigger                                                                                  0.50%
          ii.  Cumulative Net Loss Trigger Event Indicator (Yes/No)                                                           NO
     B.   Rolling 3-Month Delinquency Rate
          i.   Rolling 3-Month Delinquency Rate Trigger                                                                     2.75%
          ii.  Rolling 3-Month Delinquency Rate Indicator (Yes/No)                                                            NO

16.  FEES AND EXPENSES
     A.   Subservicer Fee
          i.   Subservicer Fee Due                                                                            $       209,760.00
          ii.  Amount Unpaid from Prior Months                                                                $               -
     B.   Trust Fees and Expenses                                                                             $               -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
________________________________________________________________________________

Collection Period                                             8/1/01 to 8/31/01
Determination Date                                                      9/14/01
Distribution Date                                                       9/20/01



     I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.

          /s/ Elizabeth P. Anderson                      September 14, 2001
          ---------------------------------------------------------------------
          Name: Elizabeth P. Anderson                    Date:
          Title: Chief Financial Officer
          Isuzu Motors Acceptance Corporation